                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  SEPTEMBER 21, 1998



                         Complete Wellness Centers, Inc.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
             (Exact Name of Registrant as specified in its Charter)

Delaware                              0-22115                    52-1910135
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
or corporation)                                              Identification No.)

666 11th Street, NW, Suite 200
Washington, D.C.                                                  20001
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (202) 639-9700
                                                     - - - - - - -

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          (Former name or former address, if changed since last report)





Item 5.

     I. On September 2, 1998, the Board of Directors approved the addition of two board seats, making nine (9) the number of authorized seats.

     Joseph J. Raymond Jr. was elected to the Company's Board of Directors on September 2, 1998. A copy of the press release announcing his election is included as an attachment. In a separate action, on September 10, 1998, Frederick Simon resigned as a member of the Company's Board of Directors. The Company's Board is currently comprised of seven (7) members; C. Thomas McMillen,
E. Eugene Sharer, Robert Mrazek, Eric Kaplan, James McMillen M.D., Sergio Vallejo D.M.D., and Joseph Raymond Jr.



Exhibit I.  Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Date: September 21, 1998

                                    Complete Wellness Centers, Inc.


                                    By:  /s/ E. Eugene Sharer
                                       ----------------------
                                         E. Eugene Sharer,
                                         Vice Chairman